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                          BARR ROSENBERG SERIES TRUST

                  AXA Rosenberg U.S. Small Capitalization Fund
              AXA Rosenberg International Small Capitalization Fund
                     AXA Rosenberg Value Market Neutral Fund
                AXA Rosenberg Select Sectors Market Neutral Fund
                         AXA Rosenberg Enhanced 500 Fund
                     AXA Rosenberg International Equity Fund
                AXA Rosenberg Multi-Strategy Market Neutral Fund
                        AXA Rosenberg U.S. Discovery Fund
                           AXA Rosenberg European Fund

                         Supplement dated March 29, 2002
                                       to
              Prospectuses dated July 30, 2001 and October 1, 2001

     This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectuses dated July 30, 2001 and October 1, 2001 (each a "Prospectus" and, together, the "Prospectuses").

     The Prospectus dated July 30, 2001 is hereby amended as follows:

                             MANAGEMENT OF THE TRUST

     The second paragraph of the subsection entitled "Portfolio Managers" in the section entitled "Management of the Trust" is replaced in its entirety by the following:

     "AXA ROSENBERG U.S. SMALL CAPITALIZATION FUND. Dr. Kenneth Reid, Thomas Mead and Floyd Coleman, the portfolio manager, are responsible for the day-to-day management of the AXA Rosenberg U.S. Small Capitalization Fund's portfolio. Dr. Reid has been employed by the Adviser or its predecessor since 1985, and Mr. Mead has been employed by the Adviser or its predecessor since 1989. Mr. Coleman has been a trader and portfolio manager for the Adviser or its predecessor since 1988. He received a B.S. from Northwestern University in 1982, a M.S. from Polytechnic Institute, Brooklyn in 1984 and a M.B.A. from Harvard Business School in 1988."

     Each of the Prospectuses are hereby amended as follows:

                             MANAGEMENT OF THE TRUST

     In the subsection entitled "Portfolio Managers" in the section entitled "Management of the Trust" in each Prospectus, the text beginning with the third paragraph (in the Prospectus dated July 30, 2001) and beginning with the second paragraph (in the Prospectus dated October 1, 2001) through the end of such subsection is replaced in its entirety by the following:

     "AXA ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND, AXA ROSENBERG INTERNATIONAL EQUITY FUND AND AXA ROSENBERG EUROPEAN FUND. Dr. Reid, Thomas Mead and Kevin Chen, the


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portfolio manager, are responsible for the day-to-day management of the portfolios of the AXA Rosenberg International Small Capitalization Fund, the AXA Rosenberg International Equity Fund and the AXA Rosenberg European Fund. Dr. Reid has been employed by the Adviser or its predecessor since 1985, and Mr. Mead has been employed by the Adviser or its predecessor since 1989. Mr. Chen joined the Adviser in 1999 as a portfolio engineer. He received a B.S. from Zhejiang University in 1992, an M.S. from the Catholic University of America in 1997 and an M.B.A. from the University of Chicago in 1999.

     AXA ROSENBERG VALUE MARKET NEUTRAL FUND AND AXA ROSENBERG MULTI-STRATEGY MARKET NEUTRAL FUND. Dr. Reid, Mr. Mead and Kathryn Mohan, the portfolio manager, are responsible for the day-to-day management of the portfolios of the AXA Rosenberg Value Market Neutral Fund and AXA Rosenberg Multi-Strategy Market Neutral Fund. Dr. Reid has been employed by the Adviser or its predecessor since 1985, and Mr. Mead has been employed by the Adviser or its predecessor since 1989. Ms. Mohan joined the Adviser in 1999 as a senior market neutral strategy analyst. From 1996 to 1999, she served as Assistant Portfolio Manager for BARRA RogersCasey Asset Services Group. She received a B.S. from Willamette University in 1992 and an M.I.M. from Thunderbird, the American Graduate School of International Management, in 1994.

     AXA ROSENBERG SELECT SECTORS MARKET NEUTRAL FUND. Dr. Reid, Mr. Mead and James Kan, the portfolio manager, are responsible for the day-to-day management of the AXA Rosenberg Select Sectors Market Neutral Fund's portfolio. Dr. Reid has been employed by the Adviser or its predecessor since 1985, and Mr. Mead has been employed by the Adviser or its predecessor since 1989. Mr. Kan has had numerous responsibilities including trading, applications programming and portfolio engineering since he joined the Adviser's predecessor in 1990. He received a B.S. from the University of British Columbia in 1984, an M.S. from the University of Southern California in 1987 and an M.B.A. from the University of Chicago in 1990. Mr. Kan is a chartered financial analyst.

     AXA ROSENBERG ENHANCED 500 FUND. Dr. Reid, Mr. Mead and Douglas Burton, the portfolio manager, are responsible for the day-to-day management of the AXA Rosenberg Enhanced 500 Fund's portfolio. Dr. Reid has been employed by the Adviser or its predecessor since 1985, and Mr. Mead has been employed by the Adviser or its predecessor since 1989. Mr. Burton has had portfolio management, marketing and client service responsibilities since he joined the Adviser's predecessor in 1998. From 1988 to 1998, he served as Equity Portfolio Manager, Fixed Income Portfolio Manager, and Investment Analyst for Deseret Mutual Benefit Administrators. He received a B.S. in 1986 and an M.B.A. in 1988 from Brigham Young University. He received an M.S. from the University of Utah in 1997. Mr. Burton is a chartered financial analyst.

     AXA ROSENBERG U.S. DISCOVERY FUND. Dr. Reid, Mr. Mead and Stephen Dean, the portfolio manager, are responsible for the day-to-day management of the AXA Rosenberg U.S. Discovery Fund's portfolio. Dr. Reid has been employed by the Adviser or its predecessor since 1985, and Mr. Mead has been employed by the Adviser or its predecessor since 1989. Mr. Dean joined the Adviser's predecessor in 1995 as a portfolio engineer and is now a senior product


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strategist. He received a B.A. from Hamilton College in 1985 and an M.B.A. from the University of California, Berkeley in 1994. Mr. Dean is a chartered financial analyst."

     The following paragraph is inserted in each Prospectus after the third paragraph in the subsection entitled "Executive Officers" in the section entitled "Management of the Trust":

     "Dr. Rosenberg will be on a one-year sabbatical commencing April 1, 2002. During such period Thomas Mead will be fulfilling Dr. Rosenberg's regular functions."

     The following is inserted in each Prospectus at the end of the subsection entitled "Executive Officers" in the section entitled "Management of the Trust":

     "THOMAS MEAD. Mr. Mead is the Deputy Director of the Barr Rosenberg Research Center LLC, and will be the Director of the Barr Rosenberg Research Center LLC during Dr. Rosenberg's sabbatical. He will serve as the Director of Research of the Adviser during Dr. Rosenberg's sabbatical. In addition to his oversight role within the Research Center, his focus is primarily on modeling.

     Mr. Mead earned an A.B. from Indiana University, Bloomington in 1973 and an M.A. in Economics from Brown University in 1975. He worked as an economist and a fixed income manager for Allendale Insurance in Providence, Rhode Island from 1977 to 1982, after which he was Managing Director of Cambridge Associates in Boston until 1989. From 1989 to 1998, he was a research associate at Rosenberg Institutional Equity Management, the predecessor company to the Adviser, where his responsibilities included portfolio engineering and client service."